UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 15, 2008

REED’S, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32501	35-2177773
(Commission File Number)	(IRS Employer Identification No.)

13000 South Spring Street Los Angeles, California	90061
(Address of Principal Executive Offices)	(Zip Code)

(310) 217-9400
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Chief Financial Officer

On April 15, 2008, David M. Kane resigned as Chief Financial Officer of Reed’s, Inc. (the “Company”).

Appointment of Chief Financial Officer

On April 17, 2008, the Company’s Board of Directors appointed Christopher J. Reed, the Company’s current Chairman of the Board of Directors, Chief Executive Officer and President, as Chief Financial Officer of the Company.

In addition, the Company is seeking to recruit and hire a Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 18, 2008

REED’S, INC.

By:	/s/ Christopher J. Reed
Christopher J. Reed Chief Executive Officer